SEPARATE ACCOUNT I

FSA-1	#643611

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Equitable Financial Life Insurance Company

and the Contractowners of Separate Account I

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of EQ/Common Stock Index, EQ/Core Plus Bond, EQ/Intermediate Government Bond, EQ/Moderate Allocation, EQ/Money Market and Multimanager Aggressive Equity of Separate Account I as of December 31, 2022, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of EQ/Common Stock Index, EQ/Core Plus Bond, EQ/Intermediate Government Bond, EQ/Moderate Allocation, EQ/Money Market and Multimanager Aggressive Equity of Separate Account I as of December 31, 2022, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Equitable Financial Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the variable investment options of Separate Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the variable investment options of Separate Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the transfer agents of the investee mutual funds or the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina

April 14, 2023

We have served as the auditor of one or more of the variable investment options of Separate Account I since 1993.

FSA-2

SEPARATE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2022

	EQ/COMMON STOCK INDEX*	EQ/CORE PLUS BOND*	EQ/INTERMEDIATE GOVERNMENT BOND*	EQ/MODERATE ALLOCATION*	EQ/MONEY MARKET*	MULTIMANAGER AGGRESSIVE EQUITY*
Assets:
Investments in shares of the Portfolios, at fair value	$562,354,194	$3,643,804	$1,902,060	$25,964,815	$27,325,427	$23,298,603
Receivable for shares of the Portfolios sold	43,463	—	26	1,417	5,327	—
Due from Equitable Financial’s General Account	—	—	—	355,772	—	—

Total assets	562,397,657	3,643,804	1,902,086	26,322,004	27,330,754	23,298,603

Liabilities:
Payable for shares of the Portfolios purchased	—	1,245	—	—	—	2,266
Payable for policy-related transactions	7,239,860	198,329	18,101	1,229,341	1,387,486	159,123
Payable to Equitable Financial for policy reserves	16,718,637	18,881	50,160	—	1,216,158	259,694

Total liabilities	23,958,497	218,455	68,261	1,229,341	2,603,644	421,083

Net Assets	$538,439,160	$3,425,349	$1,833,825	$25,092,663	$24,727,110	$22,877,520

Net Assets:
Accumulation nonunitized	$538,439,160	$3,425,349	$1,809,234	$25,092,663	$24,727,110	$22,877,520
Retained by Equitable Financial in Separate Account No. I	—	—	24,591	—	—	—

Total Net Assets	$538,439,160	$3,425,349	$1,833,825	$25,092,663	$24,727,110	$22,877,520

Investments in shares of the Portfolios, at cost	$373,153,037	$4,372,628	$2,111,404	$32,168,207	$27,321,123	$24,377,037

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-3

SEPARATE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2022

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

	Share Class**	Portfolio Shares Held
EQ/COMMON STOCK INDEX	CLASS IA	15,510,561

EQ/CORE PLUS BOND	CLASS A	1,062,461

EQ/INTERMEDIATE GOVERNMENT BOND	CLASS IA	202,314

EQ/MODERATE ALLOCATION	CLASS A	2,340,452

EQ/MONEY MARKET	CLASS IA	27,305,314

MULTIMANAGER AGGRESSIVE EQUITY	CLASS IA	470,640

**	Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

The accompanying notes are an integral part of these financial statements.

FSA-4

SEPARATE ACCOUNT I

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

	EQ/COMMON STOCK INDEX*	EQ/CORE PLUS BOND*	EQ/INTERMEDIATE GOVERNMENT BOND*	EQ/MODERATE ALLOCATION*	EQ/MONEY MARKET*	MULTIMANAGER AGGRESSIVE EQUITY*
Income and Expenses:
Investment Income:
Dividends from the Portfolios	$4,729,539	$92,637	$18,676	$344,126	$309,570	$—
Expenses:
Asset-based charges	3,100,196	19,778	10,150	139,937	139,808	138,250
Less: Reduction for expense limitation	(395,831)	—	—	—	—	—

Net Expenses	2,704,365	19,778	10,150	139,937	139,808	138,250

Net Investment Income (Loss)	2,025,174	72,859	8,526	204,189	169,762	(138,250)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	23,067,893	(78,396)	(35,092)	(603,586)	1,046	508,654
Net realized gain distribution from the Portfolios	32,883,703	3,320	1,844	2,133,303	168	3,466,621

Net realized gain (loss)	55,951,596	(75,076)	(33,248)	1,529,717	1,214	3,975,275

Net change in unrealized appreciation (depreciation) of investments	(202,835,697)	(581,875)	(152,717)	(6,812,133)	(1,189)	(15,480,243)

Net Realized and Unrealized Gain (Loss) on Investments	(146,884,101)	(656,951)	(185,965)	(5,282,416)	25	(11,504,968)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(144,858,927)	$(584,092)	$(177,439)	$(5,078,227)	$169,787	$(11,643,218)

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-5

SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	EQ/COMMON STOCK INDEX*		EQ/CORE PLUS BOND*		EQ/INTERMEDIATE GOVERNMENT BOND*
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$2,025,174	$1,662,615	$72,859	$36,538	$8,526	$3,732
Net realized gain (loss)	55,951,596	76,475,723	(75,076)	44,463	(33,248)	33,056
Net change in unrealized appreciation (depreciation) of investments	(202,835,697)	72,781,371	(581,875)	(181,050)	(152,717)	(107,297)

Net increase (decrease) in net assets resulting from operations	(144,858,927)	150,919,709	(584,092)	(100,049)	(177,439)	(70,509)

From Contractowners Transactions:
Payments received from contractowners	3,709,931	4,018,906	67,997	74,488	43,152	46,061
Transfers between Variable Investment Options including guaranteed interest account, net	14,000,344	6,111,316	335,417	185,288	284,754	(65,380)
Redemptions for contract benefits and terminations	(48,599,204)	(45,767,402)	(453,123)	(447,903)	(437,072)	(392,358)
Contract maintenance charges	(13,573,752)	(9,678,719)	(22,380)	(94,088)	(49,761)	(59,533)
Re-allocation for expense limitation	2,255,766	2,533,276	27,456	35,090	8,045	10,488

Net decrease in net assets resulting from contractowners transactions	(42,206,915)	(42,782,623)	(44,633)	(247,125)	(150,882)	(460,722)

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. I	4,187,276	(4,539,258)	(131,134)	173	2,242	4,783

Net Increase (Decrease) in Net Assets	(182,878,566)	103,597,828	(759,859)	(347,001)	(326,079)	(526,448)

Net Assets — Beginning of Year	721,317,726	617,719,898	4,185,208	4,532,209	2,159,904	2,686,352

Net Assets — End of Year	$538,439,160	$721,317,726	$3,425,349	$4,185,208	$1,833,825	$2,159,904

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-6

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	EQ/MODERATE ALLOCATION*		EQ/MONEY MARKET*		MULTIMANAGER AGGRESSIVE EQUITY*
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	$204,189	$673,518	$169,762	$(141,636)	$(138,250)	$(171,932)
Net realized gain (loss)	1,529,717	2,120,537	1,214	47,111	3,975,275	7,739,992
Net change in unrealized appreciation (depreciation) of investments	(6,812,133)	(361,293)	(1,189)	5,519	(15,480,243)	(1,379,828)

Net increase (decrease) in net assets resulting from operations	(5,078,227)	2,432,762	169,787	(89,006)	(11,643,218)	6,188,232

From Contractowners Transactions:
Payments received from contractowners	401,253	429,867	758,865	813,383	266,031	284,071
Transfers between Variable Investment Options including guaranteed interest account, net	2,547,510	1,902,230	3,165,236	1,303,871	851,315	612,272
Redemptions for contract benefits and terminations	(4,527,089)	(2,661,947)	(4,207,752)	(2,462,273)	(1,863,767)	(2,251,343)
Contract maintenance charges	163,267	(911,478)	(1,265,532)	(895,020)	(618,311)	(576,346)
Re-allocation for expense limitation	229,187	264,000	81,535	—	199,063	240,204

Net decrease in net assets resulting from contractowners transactions	(1,185,872)	(977,328)	(1,467,648)	(1,240,039)	(1,165,669)	(1,691,142)

Net increase (decrease) in amount retained by Equitable Financial in Separate Account No. I	(173,390)	(9,928)	(2,681)	(2,451)	139,996	(121,916)

Net Increase (Decrease) in Net Assets	(6,437,489)	1,445,506	(1,300,542)	(1,331,496)	(12,668,891)	4,375,174

Net Assets — Beginning of Year	31,530,152	30,084,646	26,027,652	27,359,148	35,546,411	31,171,237

Net Assets — End of Year	$25,092,663	$31,530,152	$24,727,110	$26,027,652	$22,877,520	$35,546,411

The accompanying notes are an integral part of these financial statements.

*	Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or EQ Premier VIP Trust, affiliates of Equitable Financial.

FSA-7

SEPARATE ACCOUNT I

Notes to Financial Statements

December 31, 2022

1.	Organization

Separate Account I (“the Account”) was established by Equitable Financial Life Insurance Company (“Equitable Financial”) and is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”). The Account follows the investment company and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The Account has Variable Investment Options, each of which invests in shares of mutual funds of EQ Advisors Trust (“EQAT”) and EQ Premier VIP Trust (“VIP”) (collectively “the Trusts”). The Trusts are open-ended investment management companies that sell shares of a portfolio (“Portfolio”) of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

The Account consists of the Variable Investment Options listed below. The Account presents, for each of these Variable Investment Options, a Statement of Assets and Liabilities as of December 31, 2022, a Statement of Operations for the year ended December 31, 2022, and a Statement of Changes in Net Assets for the years ended December 31, 2022 and 2021:

EQ Advisors Trust* • EQ/Common Stock Index • EQ/Intermediate Government Bond • EQ/Money Market • Multimanager Aggressive Equity	EQ Premier VIP Trust* • EQ/Core Plus Bond • EQ/Moderate Allocation

*	An affiliate of Equitable Financial providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

The Account is used to fund benefits for variable life policies issued by Equitable Financial including SP-1, single premium variable life insurance policies; Champion, scheduled premium variable whole life insurance policies; Basic Policy, level face amount variable life insurance policies; and Expanded Policy, increasing face amount variable life policies (collectively, the “Contracts”). All Contracts are issued by Equitable Financial.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Equitable Financial’s other assets and liabilities. All Contracts are issued by Equitable Financial. The assets of the Account are the property of Equitable Financial. However, the portion of the Account’s assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Financial may conduct.

The amount retained by Equitable Financial in the Account arises primarily from (1) contributions from Equitable Financial, and (2) that portion, determined ratably, of the Account’s investment results applicable to those assets in the Account in excess of the net assets attributable to the Contracts. Amounts retained by Equitable Financial are not subject to charges for mortality and expense risks. Amounts retained by Equitable Financial in the Account may be transferred at any time by Equitable Financial to its General Account (“General Account”).

Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by Equitable Financial to the Contractowners of the Variable Investment Options of the Account.

In the normal course of business, Equitable Financial may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

FSA-8

SEPARATE ACCOUNT I

Notes to Financial Statements (Continued)

December 31, 2022

2.	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments:

Investments are made in shares of the Portfolios and the fair values of investments are the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

Investment Transactions and Investment Income:

Investment transactions are recorded on the trade date. Dividend income and net realized gain distributions from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Net realized gain (loss) on investments are gains and losses on redemptions of investments in the Portfolios (determined on the identified cost basis).

Due to and Due from:

Receivable/payable for policy-related transactions represent amounts due to/from Equitable Financial’s General Account primarily related to premiums, surrenders, death benefits, withdrawals by Equitable Financial and amounts transferred among the various Portfolios by Contractowners. Payables for withdrawals by Equitable Financial continue to earn the return of the investment option until paid. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades. Payable to Equitable Financial for policy reserves are reserves maintained within Separate Account I for tabular cost insurance and to pay the estimated claims in excess of contractowner accounts of Separate Account I. Amounts within payable to Equitable Financial for policy reserves are funded by contract maintenance charges to policy holders. Differences between the estimated policy reserves and the actual contract maintenance charges are funded through the Retained by Equitable Financial.

Accumulation Nonunitized:

Accumulation nonunitized represents a product offered, based upon a dollar amount (starting at $1) and the Contractowner account changes with the investment activity of the Variable Investment Option the Contract is invested in, net of contract charges.

Contract Payments and Transfers:

Payments received from Contractowners represent participant contributions under the Contracts and are reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options.

Transfers between Variable Investment Options, net, are amounts that participants have directed to be moved among Portfolios. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. Equitable Financial is required by state insurance laws to set aside additional assets in Equitable Financial’s General Account to provide for the unearned portion of monthly charges for mortality costs and other policy benefits. Equitable Financial’s General Account is subject to creditor rights.

Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to the Contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such apply to the Contracts.

FSA-9

SEPARATE ACCOUNT I

Notes to Financial Statements (Continued)

December 31, 2022

2.	Significant Accounting Policies (Concluded)

Taxes:

The operations of the Account are included in the federal income tax return of Equitable Financial which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by Equitable Financial is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, Equitable Financial retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3.	Fair Value Disclosures

Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 — Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between level 1, level 2 and level 3 during the year.

4.	Purchases and Sales of Portfolios

The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2022 were as follows:

	Purchases	Sales
EQ/Common Stock Index	$57,447,631	$53,005,589
EQ/Core Plus Bond	521,217	623,274
EQ/Intermediate Government Bond	414,689	615,205
EQ/Moderate Allocation	5,253,344	4,515,213
EQ/Money Market	4,312,548	4,737,419
Multimanager Aggressive Equity	4,665,418	2,674,871

5.	Expenses and Related Party Transactions

The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. EQAT issues Class IA, Class IB and Class K shares and VIP issues Class A, Class B and Class K shares. All share classes issued by EQAT and VIP are subject to fees for investment management, administration and other Portfolio expenses. Class A, Class IA, Class B and Class IB are also subject to distribution fees imposed under distribution plans (“Distribution Plans”) and adopted by EQAT and VIP in the manner prescribed under Rule 12b-1 under the 1940 Act. The Distribution Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution fee (“12b-1 fee”) of 0.25% of the average daily net assets of a Portfolio

FSA-10

SEPARATE ACCOUNT I

Notes to Financial Statements (Continued)

December 31, 2022

5.	Expenses and Related Party Transactions (Concluded)

attributable to its Class A, Class IA, Class B and Class IB shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Options invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

EQAT and VIP, on behalf of each Portfolio, have entered into distribution agreements with Equitable Distributors, LLC (“Equitable Distributors”), a wholly-owned subsidiary of Equitable Financial and an affiliate of Equitable Investment Management Group, LLC (“EIMG”). The Distribution Plans provide that Equitable Distributors will be entitled to receive a maximum 12b-1 fee as described above.

EIMG, a wholly-owned subsidiary of Equitable Financial serves as investment adviser of the Portfolios of EQAT and VIP. EIMG either (1) directly manages the Portfolios or (2) contracts with and oversees the activities of the investment sub-advisers with respect to the Portfolios. EIMG receives management fees for services performed in its capacity as investment adviser of the Portfolios of EQAT and VIP, and pays fees to the sub-advisers for sub-advisory services to the respective Portfolios. Equitable Investment Management, LLC (“EIM”), an affiliate of Equitable Financial, serves as administrator of the Portfolios of EQAT and VIP. As the administrator, EIM either (1) carries out its responsibilities directly or (2) through sub-contracting with third-party providers. EIM receives administrative fees for services performed in its capacity as administrator of the Portfolios of EQAT and VIP. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.52% to a high of 1.07% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of EQAT and VIP. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

AllianceBernstein L.P. (“AllianceBernstein”) serves as an investment advisor for the EQ/Common Stock Index, as well as a portion of Multimanager Aggressive Equity Portfolio. AllianceBernstein is a limited partnership which is indirectly majority-owned by Equitable Holdings, Inc.

Equitable Advisors, LLC (“Equitable Advisors”) is an affiliate of Equitable Financial and a distributor and principal underwriter of the Contracts and the Account. Equitable Advisors is registered with the SEC as broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Contracts are sold by financial professionals who are registered representatives of Equitable Advisors and licensed insurance agents of Equitable Network, LLC, (“Equitable Network”) or its subsidiaries (affiliates of Equitable Financial). Equitable Advisors receives commissions and other service-related payments under its Distribution Agreement with Equitable Financial and its Networking Agreement with Equitable Network.

Equitable Financial serves as the transfer agent for EQAT and VIP.

6.	Asset-based Charges and Contractowner Charges

The Contracts contained within this Account were last sold in 1990. The table below lists the fees currently in effect. The range presented represents the fees that are actually assessed. Actual amounts may vary or be zero depending on the Contract or the Contractowner’s account value. All charges are reflected as part of “Contractowners Transactions” in the Statement of Changes in Net Assets with the exception of Mortality & Expense Risk Charge which is reflected as “Asset-based Charges” in the Statement of Operations.

FSA-11

SEPARATE ACCOUNT I

Notes to Financial Statements (Continued)

December 31, 2022

6.	Asset-based Charges and Contractowner Charges (Concluded)

Charges	When charge is deducted	Amount deducted	How deducted

Riders	While rider is in effect, but not beyond premium paying	Amount varies depending on the specifics of the policy.	An additional benefit requires an additional premium subject to terms of the rider.

Charge for Applicable Taxes	Annually	2%	Deducted from premium

Annual Administrative Charge	Annually	Low $25 High $40	Deducted from premium

Risk Charge	Annually	Low – 4/10 of 1% of the basic annual premium High – 2% of the basic annual premium	Deducted from premium

Front-End Sales Load	Annually	Low – 5% High – 7.25%	Deducted from premium

Contract Maintenance Charges	Monthly	Charges for cost of insurance and death benefits/claims vary for the insured based on issue age, sex, underwriting class, policy duration and face amount.	Charged against the Separate Account as Contractowner transaction

Mortality & Expense Risk Charge	Daily	0.50% (annual)	Charged against the Separate Account as an expense

Equitable Financial reimburses the EQ/Common Stock Index and EQ/Money Market Variable Investment Options to compensate Contractowners for their share of the Trust expenses in excess of fees for advisory services at an annual rate equivalent to 0.25% of the average daily value of the aggregate net assets of the Portfolios. For the year ended December 31, 2022, for EQ/Common Stock Index Variable Investment Option, such reimbursement from the Trust was $395,831, which is included in the “Reduction for Expense Limitations” in the Statement of Operations. In addition, Equitable Financial limits the share of the Trust expenses borne indirectly by each of the Variable Investment Options to an annual rate of 0.25% of average daily net assets of the Portfolios through re-allocation of Equitable Financial’s retention in the Variable Investment Option to the equity of the Contractowners. Such re-allocations of equity to the Contractowners of the Variable Investment Options were $2,255,766, $27,456, $8,045, $229,187, $81,535 and $199,063 for EQ/Common Stock Index, EQ/Core Plus Bond, EQ/Intermediate Government Bond, EQ/Moderate Allocation, EQ/Money Market and Multimanager Aggressive Equity, respectively. Such re-allocations of equity increase the total return of the Variable Investment Options, are reflected within the “Re-allocation for expense limitation” in the Statement of Changes in Net Assets and are not reflected in the expense ratios. Reimbursements effected as a re-allocation of equity for the year ended December 31, 2022, as a percentage of average net assets, were 0.36%, 0.69%, 0.40%, 0.82%, 0.29%, and 0.72% of the EQ/Common Stock Index, EQ/Core Plus Bond, EQ/Intermediate Government Bond, EQ/Moderate Allocation, EQ/Money Market and Multimanager Aggressive Equity Variable Investment Options, respectively.

7.	Financial Highlights

The provisions of variable Contracts usually provide for the Contractowner transactions to be effected and their interests represented, based upon the number and value of accumulated units representing their interest in the Variable Investment Option. The product design for the Contracts within the Account is not on a unitized basis. The Contractowners account value is based upon the accumulated dollar amount invested in the account, not units. The following table presents the Net Assets, Expense Ratio, Investment Income Ratio and Total Return, for each Variable Investment Option:

FSA-12

SEPARATE ACCOUNT I

Notes to Financial Statements (Concluded)

December 31, 2022

7.	Financial Highlights (Concluded)

	Years Ended December 31,
	2022	2021	2020	2019	2018

EQ/Common Stock Index
Net Assets (000’s)	$538,439	$721,318	$617,720	$549,600	$450,959
Expense Ratio*	0.44%	0.44%	0.44%	0.43%	0.43%
Investment Income Ratio**	0.76%	0.68%	1.11%	1.42%	1.29%
Total Return***	(19.55)%	24.83%	19.70%	30.15%	(5.84)%

EQ/Core Plus Bond
Net Assets (000’s)	$3,425	$4,185	$4,532	$4,515	$4,702
Expense Ratio*	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio**	2.34%	1.30%	2.07%	2.00%	2.21%
Total Return***	(12.77)%	(1.39)%	15.13%	7.23%	(0.20)%

EQ/Intermediate Government Bond
Net Assets (000’s)	$1,834	$2,160	$2,686	$2,589	$2,659
Expense Ratio*	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio**	0.92%	0.64%	1.03%	1.55%	1.29%
Total Return***	(7.74)%	(2.23)%	4.21%	4.08%	0.75%

EQ/Moderate Allocation
Net Assets (000’s)	$25,093	$31,530	$30,085	$29,395	$26,896
Expense Ratio*	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio**	1.23%	2.57%	2.14%	1.58%	1.51%
Total Return***	(15.20)%	8.89%	11.49%	15.92%	(4.45)%

EQ/Money Market
Net Assets (000’s)	$24,727	$26,028	$27,359	$27,579	$28,543
Expense Ratio*	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio**	1.11%	—	0.20%	1.51%	1.26%
Total Return***	0.88%	(0.31)%	(0.16)%	1.47%	1.09%

Multimanager Aggressive Equity
Net Assets (000’s)	$22,878	$35,546	$31,171	$23,676	$19,256
Expense Ratio*	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio**	—	—	—	0.75%	0.13%
Total Return***	(32.02)%	20.74%	39.12%	33.65%	0.02%

*	This ratio represents expenses as the annual percentage of average net assets consisting of mortality and expense charges, net of Reduction for expense limitation, as applicable, for each period indicated. The expenses of the Portfolios and the reimbursement effected as a reallocation of equity have been excluded.
**	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average net assets. This ratio excludes those expenses, such as asset charges, that result in direct reductions in the net asset values. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests.
***	This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio and reimbursement effected as a reallocation of equity (see Note 6). The ratios do not include any expenses, such as premium and withdrawal charges, as applicable or expenses assessed through redemption.

8.	Subsequent Events

All material subsequent transactions and events have been evaluated for the period from December 31, 2022 through April 14, 2023, the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

FSA-13